Exhibit 32.1

 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Southwest Airlines Co. (the “Company”) for the period ended September 30, 2026 as filed with the Securities and Exchange Commission (the “Report”), Robert E. Jordan, President, Chief Executive Officer, & Vice Chairman of the Board of Directors of the Company, and Tom Doxey, Executive Vice President & Chief Financial Officer of the Company, each certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  October 22, 2026

By:	/s/ Robert E. Jordan
Robert E. Jordan
President, Chief Executive Officer, & Vice Chairman of the Board of Directors (Principal Executive Officer)

By:	/s/ Tom Doxey
Tom Doxey
Executive Vice President & Chief Financial Officer (Principal Financial Officer)